Trade Receivables	3 Months Ended
Dec. 25, 2011
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
(5)  TRADE RECEIVABLES

We grant credit to our customers, but generally do not require collateral or any other security to support amounts due. Trade receivables of $35,143,000 at December 25, 2011, and $44,998,000 at September 25, 2011, are net of allowances of $127,000 and $185,000, respectively. As of December 25, 2011, allowances of $127,000 consisted of a $24,000 allowance for doubtful accounts and a $103,000 allowance for sales returns. As of September 25, 2011, allowances of $185,000 consisted of a $23,000 allowance for doubtful accounts and a $162,000 allowance for sales returns.

We generally warrant that the products sold by us will be free from defects in materials and workmanship for a period of one year or less following delivery to our customer. Upon determination that the products sold are defective, we typically accept the return of such products and refund the purchase price to our customer. We record a provision against revenue for estimated returns on sales of our products in the same period that the related revenues are recognized. We base the allowance on historical product returns, as well as existing product return authorizations. The following table reconciles the changes in our allowance for sales returns under warranties:

September 25, 2011	Reductions in the Allowance for Returns Under Warranties	December 25, 2011
$162	$(59)	$103